Leases (Tables)	12 Months Ended
Dec. 31, 2023
Leases
Schedule of relevant disclosures in relation to leases

	2023	2022	2021
	(€ in thousands)	(€ in thousands)	(€ in thousands)
Depreciation charge for right-of-use assets	1,833	1,737	1,672
Interest expense on lease liabilities	774	793	835
Expense relating to short-term leases	28	94	70
Total cash outflow for leases	2,423	2,701	1,657
Additions to right-of-use assets during the period	1,863	592	536